UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – May 20, 2021

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40300 Traditions Drive	Northville	Michigan	48168
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Cooper-Standard Holdings Inc. (the "Company") was held on May 20, 2021.  A total of 16,942,163 shares of common stock were eligible to vote at the Annual Meeting.  The matters voted on at the Annual Meeting and the results of the vote were as follows:

Proposal 1.    Election of Directors

The following individuals were elected to the Board of Directors for a term of one year, expiring at the 2022 Annual Meeting of stockholders.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

John G. Boss	15,258,850	64,259	3,164	720,850
Jeffrey S. Edwards	15,211,984	112,822	1,467	720,850
Richard J. Freeland	15,184,365	138,759	3,149	720,850
Adriana E. Macouzet-Flores	15,250,996	72,128	3,149	720,850
David J. Mastrocola	15,107,159	218,062	1,052	720,850
Justin E. Mirro	13,899,473	1,425,748	1,052	720,850
Robert J. Remenar	15,040,024	285,197	1,052	720,850
Sonya F. Sepahban	15,078,656	245,418	2,199	720,850
Thomas W. Sidlik	15,132,860	191,214	2,199	720,850
Stephen A. Van Oss	15,059,243	264,831	2,199	720,850
The nominations were made by the Board of Directors and no other nominations were made by any stockholder.

Proposal 2.    Advisory Vote on Named Executive Officer Compensation

The stockholders voted on an advisory basis to approve the compensation of the named executive officers, as disclosed in the proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,613,352	689,811	23,110	720,850

Proposal 3.    Ratification of the Appointment of the Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment by the Company's Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,972,598	72,393	2,132	—

Proposal 4.    Approval of the Cooper-Standard Holdings Inc. 2021 Omnibus Incentive Plan

The stockholders voted to approve the Cooper-Standard Holdings Inc. 2021 Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,709,937	600,723	15,613	720,850

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:
    Exhibit 104    The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
        Cooper-Standard Holdings Inc.

/s/ Joanna M. Totsky
Name:	Joanna M. Totsky
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date: May 24, 2021